SAFE HARBOR
• This presentation may contain forward-looking statements that are covered under the provisions of Section 27A of the
 Securities Act of 1933 regarding Safe Harbor statements.
 Forward-looking statements may involve revenue, income
 and other business activities of Rick's Cabaret. Actual results could differ materially from those projected in the forward-
 looking statements as a result of many factors, including but not limited to the risks associated with operating an adult business, our ability to complete the acquisitions of new
 business units, business climates in cities where we operate, the success or lack thereof in building the company's
 businesses, and numerous other factors. Under provisions of the Safe Harbor section, the company is under no obligation to correct, update or amend oral statements. Definitive
 information about the company is presented on the
 company's Website, www.ricks.com, and in filings made to the
 SEC, which are also available on the Website.

RICK’S CABARET OVERVIEW
• Rick’s Cabaret is the Premier Operator of Upscale

 Gentlemen’s Clubs - 18 Clubs Nationwide

• Key Brand: Rick’s Cabaret - Upscale (7)

• Other brands serving specific audiences:

  - Club Onyx - Upscale African-American (4)

  - XTC Cabaret - Blue-collar/College (5)

  - Tootsie’s Cabaret Miami - Premium Tourist &

  local market (1)

  - Divas Latinas Houston - Hispanic-oriented (1)

• High Margins & Strong Cash Flow

• EBITDA Compound Growth Last 5 Years Exceeds 70%

• “Recession Resistant” business model.

Market    NASDAQ Global

Shares Outstanding   9.4M

Share Price Up Since 3/9/09:  225%

Institutional Ownership   12%

Insider Ownership   17%

‘RICK’ SNAPSHOT

STRONG OPERATIONAL BASE
• Financial Controls > System-wide
 proprietary cash management modelled on
 casino industry

• Credit Cards > More than half of our sales

• Entertainers > Independent Contractors who
 pay us a facilities use fee

• Quality Control > Enhances brand value

• Casino “Concierge” Model + Customer
 Service > Caters to VIPs, builds loyalty,
 assures repeat business

$mm

	Fiscal Year Ending September 30					CAGR
	2004	2005	2006	2007	2008	'04 -'08

Fiscal Year Financial Summary
Revenues
$13.9
$14.8
$24.5
$32.0
$59.9
44.2%
y-o-y growth
7.0%
65.2%
30.7%
87.2%
EBITDA
1.9
0.9
4.1
5.7
16.3
71.6%
 Margin %
13.5%
6.0%
16.8%
17.8%
27.1%
Net Income
0.8
(0.2)
1.8
3.1
7.7
77.3%
 Margin %
5.6%
(1.5%)
7.2%
9.5%
12.8%
Number of Clubs
7
9
13
14
19
FINANCIAL SUMMARY

LTM
Alcoholic Beverages	$	28,210
Food and Merchandise		6,112
Service		35,265
Internet Revenues		672
Media		1,326
Other		2,578
Total Revenues		74,163
y-o-y growth		43.5%
Depreciation		3,343
EBIT		12,296
Margin %		16.6%
EBITDA		15,639
Margin %		21.1%
Net Income		4,855
Margin %		6.5%
EPS	$	0.62
y-o-y growth		-31.9%

STRONG PERFORMANCE
HIGH EARNINGS QUALITY
• High barriers to
 entry, low Industry
 cyclicality.

• High earnings
 quality: steady,
 predictable
 margins.

• Business model
 “recession
 resistant”

• High EBITDA cash
 conversion.

HOW WE MAKE MONEY

INTERNET - .07%
ALCOHOL - 38.4%
MEDIA 1.1%
FOOD & MERCH - 7.9%
OTHER - 3.4%
SERVICE - 48.4%

As of June 30, 2009

Consolidated Near Term Cash Flow and Liquidity Analysis

$US, 000, FYE Sep 30.

	2008	1Q09 (1)	2Q09 (1)	3Q09 (1)
Net Income	$7,660.7	$790.8	$839.5	$1,784.5
D&A	2,541.7	1,091.5	$1,000.7	$917.9
Working Capital	2,529.5	(2,816.6)	$1,252.8	($447.5)
Other Adjustments	2,087.4	358.6	525.2	822.8
Cash Flow from Operations	**$14,819.3**	**($575.7)**	**$3,618.2**	**$3,077.7**
Capex	(3,139.4)	(613.0)	($265.5)	($438.5)
Acquisitions & Asset Sales	(35,572.4)	(46.0)	$1.1	$1.5
Cash Outflows from Investing	(38,711.8)	(659.0)	(264.4)	(437.0)
Free Cash Flow After Investing	**($23,892.5)**	**($1,234.7)**	**$3,353.8**	**$2,640.7**
Long term Debt Payments	(1,203.8)	(1,153.4)	($543.6)	($684.4)
Payments on put options and purchase of treasury stock	$0.0	($236.5)	($349.1)	($1,394.7)
Equity Issuance & Options	27,700.2	0.0	$0.0	$0.0
Total for Financial Activity	26,496.4	(1,389.9)	(892.7)	(2,079.1)
Free Cash Flow after Financing	**$2,603.9**	**($2,624.6)**	**$2,461.1**	**$561.6**
Beginning Cash Balance	2,998.8	5,602.7	$2,869.7	$5,330.8
Total Change in Cash	2,603.9	(2,624.6)	2,461.1	561.6
Ending Cash Balance	5,602.7	2,978.1	5,330.8	5,892.4
Total Liquidity	**$5,602.7**	**$2,978.1**	**$5,330.8**	**$5,892.4**

CASH FLOW &
LIQUIDITY SUMMARY
• Rick’s has sufficient
 cash flow to cover
 operating costs and
 interest, finance
 growth and repay
 debt.

• Rick’s had $4.7 mm
 average liquidity
 quarterly.

• Rick’s completed
 $7.2 mm raise
 August 2009.

Selected Financial Data

$US, 000

		FYE Sep 30, 08	Q3 09 Jun 30, 09
Cash and Equivalents		$5,493.9	$5,330.8
Current Portion of Long Term Debt		$2,644.5	$2,364.9
Long Term Debt		30,912.9	29,657.3
Total Debt		**$33,557.4**	**$32,022.2**
Adjusted Total Debt	(1)	$47,492.5	$45,957.3
Temporary Equity	(2)	$13,935.1	$13,935.1
Shareholders' Equity		63,002.6	64,100.7
Total Shareholder's Equity		**$76,937.7**	**$78,035.8**
Total Capitalization		**$110,495.1**	**$110,058.0**
Total Debt / EBITDA		2.1x	2.1x
Adjusted Total Debt /EBITDA		2.9x	3.0x
EBITDA/ Total Interest		6.0x	4.6x

(1) Adjusted Total Debt = Total Debt + Temporary Equity.

(2) Temporary Equity - Common stock, subject to put rights, 611,740 shares.

CAPITALIZATION
• Low leverage

• Interest costs
 easily covered

DEBT PROFILE
• Common Stock Subject to Put Rights:

 Maximum $13.5 mm If Stock Price is Zero
•Real Estate Backed Loans $15.3 mm, Will Be
 Retired by 2014
•Tootsie’s Cabaret Owner Purchase Note:

 $10mm @14% Due 11/30/ 2012
•Convert of August ’09  $7.2mm, Interest 10%,

 Convertible at $8.75 Payable Over 3 Years

OUR CONSOLIDATION STORY
• Much of Rick’s Growth Since 2005 has
 Been Through Acquisitions
• Entry Into Major Markets > NYC, Miami, Las
 Vegas, Philadelphia, Dallas
• NYC & Miami Clubs Are Our Home Runs
• Cash On Hand and Demonstrated Ability
 to Raise Capital Are Powerful Tools
• Leading Consolidation of $2B Gentlemen’s
 Club Industry

OUR FIRST BIG BUY:
Acquired Midtown Manhattan Club in 2005 -
 Playboy.com says: “Best Strip Club in NYC”

• Brought Wall Street Attention to RICK Stock

• Investment Pros Got to See First Hand How Our
 Business Model Works

• ‘Due Diligence’ Parties Becoming Legendary

• Proximity to M.S.G. a Huge Plus

• Club is Exceptionally Profitable: $12mm+
 Revenue Run-rate, High Margins, Strong
 Growth

• Acquired Nov. ’07 Transaction value:

 $25.5mm (2.2x EBITDA)

• One of a kind: all nude with liquor;

• 74,000  sq ft on two levels; valet

 parking for 1,500 cars; open ‘til 6 am

• Immediately accretive - highly

 profitable from day one;

• Revenue Growth 25%+ over

 previous owner by upgrading VIP

 service = high-end customers

• Named Best Strip Club in S.E. in ‘09

Positive Developments
• Acquired 25,000 sq. foot club, just off The
 Strip in September ‘08

• Economy plunged immediately after
 acquisition

• Marketing Initiatives, High Margin VIP Focus,
 Catering to Locals and Cost controls are
 Having Positive Impact

• Will be Strong Contributor as Vegas Market
 Turns Around

Dallas,Philly Conversions
BY ADDRESSING PROBLEMS, NEW
 ACQUISITIONS IN PHILLY & DALLAS ARE
NOW PROFITABLE
• Rick’s Philadelphia Converted to Club Onyx -
 Near All Pro Sports Stadiums (Phillies, 76ers, Eagles,
 Flyers)
• Rick’s Dallas Converted to XTC Cabaret -
 Exceptional Club Near Sports Stadiums and hip
 Uptown Area
• Club Onyx Dallas
• - Has Become Top Upscale Club for African-
 American Clientele

• Focus on core competency - become top club in
 each market
• Increase operating efficiency & raise gross
 margins
• Leverage our strong marketing skills
• Emphasize transparency, rigorous cash control
• Build brand awareness/brand equity
• Maintain lean operating system
• Make strong, selective acquisitions
• Focus on metro areas: heavy business traffic /
 convention centers / tourism / pro sports
• Purchase at 3x - 5x EBITDA
• Accretive with little ramp-up required
• Be flexible about funding: cash + debt plus our
 stock only when it regains value
Organic Growth
Acquisition Growth
OUR LONGTERM GROWTH
STRATEGY

• IT executive, Director of Internet Division
• Degree in Aeronautical Science from Texas State Technical College
OUR MANAGEMENT TEAM
• President, owner, and CPA of Pringle Jenkins & Associates, P.C.
• BBA Degree (1979) from Texas A&M University
Director
Steven L. Jenkins
Background
Title
Name
• Noted First Amendment Attorney
• Former President First Amendment Lawyers Assn.
Director
Luke Lirot
• 20+ Years Hospitality Industry Management Experience
• Business Admin Degree - Houston CC
Director of Operations
Ed Anakar
• 20+ years industry experience as owner/operator
• Board of Directors of Adult Club Executives (ACE)
President, CEO & Director
Eric Langan
• Founded Rick's in 1983; CEO until 1999
• Bachelor of Laws (Honours) (1973) - London School of Economics
• Master of Laws (1975) Osgoode Hall Law School, York University
Founder / Director
Robert L. Watters
• CFO of CDT Systems, Inc. (CDTN), Audit Partner, KPMG
•  Texas State University (1972)
CFO
Phillip K. Marshall
• Former Executive Vice President Thomson Financial/Banking
• Dartmouth College / University of Southampton (UK)
Investor & Media Relations
Alan Priaulx
• Over 20 years of legal experience
• B.S. and J.D. from the University of Houston
General Counsel
Brenda Stanfield
VP/Director
Travis Reese

SUMMARY
• Attractive Industry > Big Clubs Thriving in Recession
• Unique Business Model > Great Margins + Strong
 Financial Controls
• Non-Capital Intensive  > Strong Cash Flow
• Significant Barriers to Entry Limit Competition
 * Strict Zoning Ordinances &
 * Tough Sexually Oriented Business (SOB) License
  Requirements Work to Our Favor
• Management > Depth + Experience
• Attractive Rollup Model > Strong Long-term
 Prospects with Big Pipeline of Targets
• Positioned for Growth As Economy Returns

CLUB ONYX

Rick's CABARET

XTC Cabaret

Tootsie's Cabaret

THANK YOU!
PLEASE BE SURE TO VISIT A RICK’S CABARET
 CLUB ON YOUR NEXT TRIP TO NYC, MIAMI,
 LAS VEGAS, DALLAS, HOUSTON, CHARLOTTE,
 AUSTIN, SAN ANTONIO OR MINNEAPOLIS.